                                                                   EXHIBIT 4.05

COMMON STOCK                                                        COMMON STOCK
                                 [ELANTEC LOGO]
 NUMBER                                                                SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
  EL ___
                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                           CUSIP 284155 10 8
THIS CERTIFIES THAT




IS THE OWNER OF


             FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

                            ELANTEC SEMICONDUCTOR, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ Ephraim Kwok                                /s/ James V. Diller
                              [SEAL]
    SECRETARY                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    ELANTEC SEMICONDUCTOR, INC.
                   INCORPORATED AUGUST 18, 1995
                             DELAWARE

COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY

                             AUTHORIZED SIGNATURE

                            ELANTEC SEMICONDUCTOR, INC.

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS (THE "RIGHTS") AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN ELANTEC SEMICONDUCTOR, INC. AND CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DATED AS OF SEPTEMBER 14, 1998, AS SUCH MAY SUBSEQUENTLY BE AMENDED (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ELANTEC SEMICONDUCTOR, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ELANTEC SEMICONDUCTOR, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. AS DESCRIBED IN
SECTION 11(a)(ii) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN OTHER PERSONS SHALL BECOME NULL AND VOID.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                         UNIF GIFT MIN ACT -- .........Custodian..........
TEN ENT -- as tenants by the entireties                                        (Cust)           (Minor)
JT TEN  -- as joint tenants with right of                                   under Uniform Gifts to Minors
           survivorship and not as tenants                                  Act .........................
           in common                                                                 (State)
                                                        UNIF TRF MIN ACT -- ........Custodian (until age....)
                                                                             (Cust)
                                                                            .........under Uniform Transfers
                                                                             (Minor)
                                                                            to Minors Act...................
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                     /
/                                     /

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                  X_____________________________________________________________

                  X_____________________________________________________________
                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.